                                                                 EXHIBIT 10.28



                               PARK 'N VIEW, INC.

                  AMENDMENT TO SECURITIES RESTRICTION AGREEMENT

         THIS AMENDMENT (the "Amendment") is made as of the 22nd day of August, 1997, by and among Park 'N View, Inc., a Delaware corporation (the "Company"), the investors set forth on Exhibit A attached hereto and made a part hereof (the "Existing Investors"), the holders of Series B Preferred Stock set forth on Exhibit B attached hereto and made a part hereof (the "Investors" or the "Series B Holders"), the holders of shares of Series C Convertible Preferred Stock of the Company set forth on Exhibit C attached hereto and made a part hereof (the "Series C Holders") and Alex. Brown & Sons Incorporated as the holder of a warrant to purchase shares of the Company's Common Stock (the "Agent" and together with the Existing Investors, the Investors and the Series C Holders, the "Securityholders").

         WHEREAS, the Existing Investors, the Investors and the Company are parties to a Securities Restriction Agreement dated November 13, 1996 (the "Securities Restriction Agreement");

         WHEREAS, in connection with the Company's (i) offering of 7% Series C Cumulative Convertible Preferred Stock (the "Series C Stock") and (ii) issuance to the Agent of a warrant (the "Agent's Warrant") to purchase shares of the Company's Common Stock, the Company has agreed to grant the Series C Holders and the Agent co-sale rights with respect to shares of the Common Stock of the Company issuable upon conversion of the Series C Stock and issuable upon exercise of the Agent's Warrant and the Series C Holders and the Agent have agreed to sell their shares under certain circumstances;

         WHEREAS, in connection with the sale of the Series C Stock, all parties to the Securities Restriction Agreement desire to amend the Securities Restriction Agreement to include the Common Stock issuable upon the conversion of the Series C Preferred Stock and upon exercise of the Agent's Warrant as Securities thereunder and to amend certain portions of the Securities Restriction Agreement to reflect the agreement concerning co-sale rights and obligations to sell Securities in certain circumstances among the Series C Holders, the Agent and the Company;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Securities Restriction Agreement as follows:

         1.       Definitions.

                  (a) The first sentence of the Definitions Section shall be deleted in its entirety.

                  (b) The following terms shall be added to the Definitions Section of the Securities Restriction Agreement:

         "Affiliate" includes a person or organization that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another person or organization.

         "Holders" shall mean the Persons who shall, from time to time, own, of record or beneficially, and Security. The term "Holder" shall mean any one of the Holders.

         "Person" means an individual, a corporation, a partnership, a trust, a limited liability company, an unincorporated organization or a governmental organization or any agency or political subdivision thereof.

         "Series A Stock" shall mean the Preferred Stock of the Company designated as Series A Preferred Stock, par value $.01 per share.

         "Series B Qualified Sale" means a Sale or exchange of the then outstanding Common Stock (except for shares of Common Stock issuable upon conversion of the Series C Stock) and Series B Stock for cash or other securities which is (a) approved by at least (x) 70% of the directors and (y) two of the directors designated by the holders of the Series A Stock and the Series B Stock and (b) the stated consideration is at least equal to an amount which (i) would represent, on an as converted basis, a compound annual rate of return of 35% to the Series B Holders based upon the original issuance price of the Series B Stock, or (ii) is 200% of the then conversion price of the Series B Stock.

         "Series B Qualifying Offering" shall mean that (i) the Company shall have consummated a firm commitment underwritten public offering of its Common Stock by a nationally recognized investment banking firm pursuant to an effective registration under the Securities Act of 1933, as amended, covering the offering and sale of both primary and secondary shares of Common Stock which results in gross proceeds of at least $20,000,000, (ii) the Common Stock is quoted or listed on either The Nasdaq Stock Market (National Market), The New York Stock Exchange or the American Stock Exchange, and (iii) the price at which the Common Stock is sold in such offering is at least equal to an amount which
(x) is 200% of the then effective conversion price of the Series B Stock or (y) would represent, on an as converted basis, a compound annual rate of return of 35% based upon the original issuance price of the Series B Stock.

         "Series B Stock" shall mean the Preferred Stock of the Company designated as Series B 7% Cumulative Convertible Preferred Stock pursuant to the Certificate of Designation for the Series B Stock.

         "Series C Qualified Sale" means a Sale or exchange of the then outstanding shares of Series c Stock and the shares of Common Stock issuable upon conversion thereof for cash or other securities which is (a) approved by at least (x) 70% of the directors and (y) the director designated by The Hillman Company and (b) the stated consideration is at least equal to an amount which
(i) would represent, on an as converted basis, a compound annual rate of return of 35% to the Series C Holders based upon the original issuance price of the Series C Stock, or (ii) is 200% of the then conversion price of the Series C Stock.

         "Series C Qualifying Offering" shall mean that (i) the Company shall have consummated a firm commitment underwritten public offering of its Common Stock by a nationally recognized investment banking firm pursuant to an effective registration under the Securities Act of 1933, as amended, covering the offering and sale of both primary and secondary shares of Common Stock which results in gross proceeds of at least $20,000,000, (ii) the Common Stock is quoted or listed on either The Nasdaq Stock Market (National Market), The New York Stock Exchange or the American Stock Exchange, (iii) the price at which the Common Stock is sold in such offering is at least equal to an amount which (x) is 200% of the then effective conversion price of the Series C Stock or (y) would represent, on an as converted basis, a compound annual rate of return of 35% based upon the original issuance price of the Series C Stock and (iv) all outstanding shares of the Company's Series B Stock shall have been converted into shares of the Company's Common Stock in accordance with the Certificate of Designation relating to the Series B Stock and all outstanding shares of the Company's Series A Stock shall have been redeemed in accordance with the Certificate of Designation relating to the Company's Series A Stock.

         "Series C Securities Purchase Agreement" shall mean that certain Stock Purchase Agreement, dated as of August 22, 1997, by and between the Company and each of the Series C Holders.

         "Series C Stock" shall mean the Preferred Stock of the Company designated as Series C 7% Cumulative Convertible Preferred Stock pursuant to the Certificate of Designation for the Series C Stock.


                  (c)      The term "Qualified Sale" shall be deleted.

                  (d) The first clause of the term "Securities" shall be amended as follows:

         "Securities" shall mean at any time, the shares of then outstanding Common Stock, Series B Stock and Series C Stock

         2.       Rights of Co-Sale.

                  (a) The first sentence of Subsection (A) of Section 1 shall be amended to replace the term "Qualifying Offering" with "Series B Qualifying Offering" delete the term "Investors" and replace such term with "Series B Holders" and to insert the words "of record" between the words "own" and "50%."

                  (b) Subsection (A) of Section 1 shall be amended to add the following sentence as the second sentence of the first paragraph:

         Prior to a Series C Qualifying Offering and for so long as the Series C Holders and their Affiliates own of record 50% or more of the Securities purchased pursuant to the Series C Securities Purchase Agreement, in the event that a Selling Securityholder desires to sell any or all of the shares of Common Stock (excluding shares of Common Stock issuable upon conversion of Series C Stock) owned by such Securityholder and receives a bona fide offer therefor, such Selling Securityholder shall so notify the Series C Holders and the Agent in writing.

                  (c) The parenthetical in the third sentence of the second paragraph of Subsection (A) of Section 1 shall be replaced with the following:

                  (or Series B Stock or Series C Stock convertible into such number of shares of Common Stock)

         3. Legend. The reference to the Securities Restriction Agreement in the stock legend shall be amended as follows:

                  except as provided in that certain Securities Purchase Agreement dated as of November 13, 1996 and amended on August 22, 1997.

         4. Miscellaneous. Subsection (A) of Section 4 shall be amended to replace the "and" immediately proceeding romanette (iv) with a comma and to add romanette (v) as follows:

                           and (v) Securityholders owning 66 2/3% of the Series C Stock.

         5. Investor. Whenever referenced in Section 1 of the Securities Restriction Agreement, the term "Investor" shall be deleted and replaced with "Investor, Series C Holder and the Agent, as applicable" and the term "Investors" shall be replaced with "Investors, the Series C Holders and the Agent, as applicable."

         6. Binding Agreement. The Registration Rights Agreement as modified herein, shall remain in full force and effect as so modified.

         7. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The authentic signature of any party received by facsimile transmission shall constitute a valid and binding signature of such party.

            [The Remainder of this Page is Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the __th day of ________________, 1997.



COMPANY                                  Investors



  /s/ Ian Williams
-----------------------------------      ---------------------------------
Park 'N View, Inc.                       The Existing Investors whose
By:    Ian Williams                      signatures appear on Exhibit A hereto,
       President and Chief               the Investors whose signatures
       Executive Officer                 appear on Exhibit B hereto and the
                                         Series C Holders whose signatures
                                         appear on the respective Omnibus
                                         Signature Pages

                                    EXHIBIT A


PARK 'N VIEW GENERAL PARTNER, INC.



By:  /s/ Ian Williams
   -----------------------------------
Name:    Ian Williams
Title:   President



  /s/ Ian Williams                       /s/ Mark Wodlinger
-----------------------------------      ---------------------------------
      Ian Williams                           Mark Wodlinger



  /s/ Sam Hashman                        /s/ Marilyn Wodlinger
-----------------------------------      ---------------------------------
      Sam Hashman                            Marilyn Wodlinger



  /s/ for MPN Partners, Ltd.
-----------------------------------
          MPN Partners, Ltd.



NELGO INVESTMENTS


By:  /s/ Daniel O'Connell
-----------------------------------
Name:   Daniel O'Connell
Title:  General Partners

APA EXCELSIOR IV, L.P.

By:      APA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)

         By:      PATRICOF & CO. MANAGERS, INC.
         (Its General Partner)


                  By:  /s/ Robert Chefitz
                     ----------------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.

By:      PATRICOF & CO. VENTURES, INC., INVESTMENT ADVISOR


                  By:  /s/ Robert Chefitz
                     ----------------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


                  By:  /s/ Robert Chefitz
                     ----------------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



  /s/  Michael Willner
-------------------------------------
Michael Willner

                                    EXHIBIT B



STATE OF MICHIGAN RETIREMENT SYSTEM

By:  /s/ Linda Rose
   --------------------------------
   Name:  Linda Rose
   Title:  Acting Administrator Alternative Investments Division


BENEFIT CAPITAL MANAGEMENT CORPORATION,
as Investment Manager for The Prudential Insurance Co.
of America, Separate Account No. VCA-GA-5298


By:  /s/
   --------------------------------
   Name:
   Title:


CSK VENTURE CAPITAL CO., LTD.
as Investment Manager for CSK-1(A), CSK(B), CSK-2 Investment Fund


By:  /s/ Masahiro Aozono
   --------------------------------
   Name:  Masahiro Aozono
   Title:  President


CREDIT SUISSE (GUERNSEY) LIMITED as
Trustee of Dynamic Growth Fund II


By:  /s/ B. Morris-Rowland
   --------------------------------
   Name:  B. Morris Rowland
   Title:  Member Senior Management


By:  /s/ M E Zuning
   --------------------------------
   Name:  M E Zuning
   Title:  Associate

APA EXCELSIOR IV, L.P.

By: APA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)


         By:  PATRICOF & CO. MANAGERS, INC. (Its General Partner)


                  By:  /s/ Robert Chefitz
                     -----------------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.

By: PATRICOF & CO. VENTURES, INC.,
    INVESTOR ADVISOR


                  By:  /s/ Robert Chefitz
                     -----------------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


                  By:  /s/ Robert Chefitz
                     -----------------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



  /s/  Michael Willner
--------------------------------------
Michael Willner

                                    EXHIBIT C


                  Holders of Shares of Series C Preferred Stock



                 Name                                          Number of Shares
                 ----                                          ----------------
Venhill Limited Partnership                                          187,500

Juliet Challenger, Inc.                                              625,000

Henry L. Hillman, Elsie Hilliard Hillman and C.G.
Grefenstette, Trustees of the Henry L. Hillman
Trust U/A dated 11/18/85                                             187,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Juliet Lea Hillman                            62,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Audrey Hilliard Hillman                       62,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Henry Lea Hillman, Jr.                        62,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for William Talbott Hillman                       62,500

Winfield Capital Corp.                                                93,750

ABS Employees' Venture Fund Limited Partnership                       17,662

Franklin Antonio                                                      15,750

Arundel Lumber Company, Inc.                                          15,625

E. Reid Curley                                                           375

Galen Cole Family Foundation                                          15,625

Michael DelCollo                                                      12,500

Gail G. Dougherty                                                     12,500

Michael K. Farr                                                        3,125

Richard M. Johnston Trust #2                                          12,500

Kelly E. Green                                                        31,250

Richard Heftel                                                        15,625

Leon Kaplan                                                           16,000

Robert Klein and/or Myriam Gluck, as Tenants - by -
Entirety                                                              16,250

Gerald Korman & Wendy S. Korman, as Tenants - by -
Entirety                                                               6,256

James C. McMillan                                                     12,500

Alan Meltzer                                                          37,500

Spiegel Enterprises                                                   15,625

Tampsco Partnership XII                                              125,000

Foundation Partners Fund, G.P.                                       125,000

Tennyson Private Placement Fund, LLC                                  62,500

Peter W. Wetherill                                                    25,000

Tri Ventures                                                          15,625

Benefit Capital Management Corporation as
Investment Manager for The Prudential Insurance
Company of America, Separate Account No. VCA-GA-5298                 125,000

State Treasurer of the State of Michigan, Custodian
of the Michigan Public School Employees' Retirement
System, State Employees' Retirement System,
Michigan State Police Retirement System, and
Michigan Judges Retirement System                                    125,000

APA Excelsior IV, L.P.                                                92,500

Coutts & Co. (Cayman) LTD., Custodians for
APA/Excelsior IV/Offshore, L.P.                                       16,250

The P/A Fund, L.P.                                                    16,250
                                                                   ---------

     Total                                                         2,328,543
                                                                   =========